OTHER PAYABLES AND ACCRUALS	12 Months Ended
Dec. 31, 2011
OTHER PAYABLES AND ACCRUALS
OTHER PAYABLES AND ACCRUALS

7.      OTHER PAYABLES AND ACCRUALS

	2010	2011
	RMB	RMB
Professional service fees	3,804	3,553
Office expenses	3,926	5,969
Deposit from customers	6,617	27,064
Revenue from newspaper sales collected on behalf of newspaper contractors	495	357
Payables to employees related to net proceeds from share options exercised	34,735	3,414
Others	914	436
Total	50,491	40,793